Statement of Additional Information Supplement	March 27, 2013

Putnam Short-Term Municipal Income Fund - Statement of Additional Information dated March 18, 2013

The section “CHARGES AND EXPENSES—Management fees-Fund-specific expense limitation is deleted in its entirety and replaced with the following:

Fund Specific Expense Limitation. Putnam Management has contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund to the extent that expenses (exclusive of brokerage, interest, taxes, investment-related and extraordinary expenses, payments under distribution plans and acquired fund fees and expenses, but including payments under the fund’s investor servicing and investment management contracts) would exceed an annual rate of 0.35% of the fund’s average net assets through at least June 30, 2014. Please see “Management—The Management Contract—General expense limitation” in Part II of this SAI for a description of another expense limitation.

SAI supplement	SAI_754 - 2013/03/27